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                                     Exhibit 23.

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Wegener Corporation
Duluth, Georgia

    We hereby consent to the incorporation by reference in the Registration Statements (File No. 33-45390, No. 33-62849, No. 333-08017 and No. 33-42007) of
our reports dated November 19, 1996 relating to the consolidated financial statements and schedule of Wegener Corporation and Subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended August 30, 1996.





Atlanta, Georgia                                      BDO Seidman, LLP
November 27, 1996



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